Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary and Executive Vice President, Principal Accounting Officer and Principal Financial Officer and attested by its Treasurer, and the undersigned Director has hereunto set his hand this 29th day of February 2016.

/s/ Dustin Norris	/s/ Brian Mitts
Dustin Norris	Brian Mitts
Secretary	Executive Vice President, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

DIRECTOR:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary and Executive Vice President, Principal Accounting Officer and Principal Financial Officer and attested by its Treasurer, and the undersigned Director has hereunto set his hand this 29th day of February 2016.

/s/ Dustin Norris	/s/ Brian Mitts
Dustin Norris	Brian Mitts
Secretary	Executive Vice President, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

DIRECTOR:

/s/ Bryan A. Ward
Bryan A. Ward

Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary and Executive Vice President, Principal Accounting Officer and Principal Financial Officer and attested by its Treasurer, and the undersigned Director has hereunto set his hand this 29th day of February 2016.

/s/ Dustin Norris	/s/ Brian Mitts
Dustin Norris	Brian Mitts
Secretary	Executive Vice President, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

DIRECTOR:

/s/ Ethan Powell
Ethan Powell

Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary and Executive Vice President, Principal Accounting Officer and Principal Financial Officer and attested by its Treasurer, and the undersigned Director has hereunto set his hand this 29th day of February 2016.

/s/ Dustin Norris	/s/ Brian Mitts
Dustin Norris	Brian Mitts
Secretary	Executive Vice President, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

DIRECTOR:

/s/ John Honis
John Honis

Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary and Executive Vice President, Principal Accounting Officer and Principal Financial Officer and attested by its Treasurer, and the undersigned Director has hereunto set his hand this 29th day of February 2016.

/s/ Dustin Norris	/s/ Brian Mitts
Dustin Norris	Brian Mitts
Secretary	Executive Vice President, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

DIRECTOR:

/s/ Timothy K. Hui
Timothy K. Hui